                                                                    Exhibit 99.1


                      LETTER OF TRANSMITTAL/ELECTION FORM

                                TO TENDER SHARES
                                       OF

                                 POLYGRAM N.V.
                             PURSUANT TO THE OFFER
                                       BY

                            THE SEAGRAM COMPANY LTD.

      THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 3:00 P.M., AMSTERDAM TIME
  (9:00 A.M., NEW YORK CITY TIME), ON             , 1998, UNLESS THE OFFER IS
                                   EXTENDED.

                   THE U.S. EXCHANGE AGENT FOR THE OFFER IS:
                                 Citibank, N.A.
                                 1-800-422-2066

            BY COURIER                          BY MAIL                            BY HAND
 c/o Citicorp Data Distribution,    c/o Citicorp Data Distribution,            111 Wall Street
                Inc.                              Inc.                     5th Floor Receive Window
         400 Sette Drive                  Post Office Box 7073                New York, New York
    Paramus, New Jersey 07652          Paramus, New Jersey 07653

    DELIVERY OF THIS LETTER OF TRANSMITTAL/ELECTION FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL/ELECTION FORM SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL/ELECTION FORM IS COMPLETED.

    This Letter of Transmittal/Election Form is to be completed by holders of shares, par value NLG 0.50 per share ("PolyGram Shares"), of PolyGram N.V., a corporation incorporated under the laws of the Netherlands ("PolyGram"), either
(i) if certificates ("PolyGram Certificates") representing PolyGram U.S. Registered Shares (as defined in the Offering Circular/Prospectus dated
September   , 1998 (the "Offering Circular/Prospectus")) are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the Offering Circular/Prospectus) is utilized, if tenders of PolyGram U.S. Registered Shares are to be made by book-entry transfer into the account of Citibank, N.A., as U.S. Exchange Agent (the "U.S. Exchange Agent"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures described under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered Shares -- Book-Entry Transfer" in the Offering Circular/ Prospectus. Shareholders who tender PolyGram U.S. Registered Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."


    Holders of PolyGram U.S. Registered Shares (i) whose PolyGram Certificates are not immediately available, (ii) who cannot deliver their PolyGram Certificates and all other documents required by this Letter of Transmittal/Election Form to the U.S. Exchange Agent on or prior to the Expiration Date (as defined in the Offering Circular/Prospectus) or (iii) who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their PolyGram U.S. Registered Shares according to the guaranteed delivery procedure described under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered
Shares -- Guaranteed Delivery" in the Offering Circular/Prospectus. See Instruction A.2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE U.S. EXCHANGE AGENT.



    HOLDERS OF POLYGRAM U.S. REGISTERED SHARES WILL RECEIVE ALL CASH PAYMENTS PURSUANT TO THE OFFER IN U.S. DOLLARS UNLESS THE HOLDER ELECTS TO RECEIVE ALL SUCH PAYMENTS IN DUTCH GUILDERS. See Instruction A.8. Book-Entry Shareholders who wish to receive such payments in Dutch Guilders must also (i) provide the U.S. Exchange Agent with (A) wire instructions for an account in the Netherlands to which such payment may be made or (B) an address to which a check for such payment may be mailed and (ii) submit herewith a copy of the Agent's Message used to tender such Book-Entry Shareholder's PolyGram U.S. Registered Shares. Holders of PolyGram U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in Dutch Guilders and who do not tender such shares by book-entry transfer must have their signature on this Letter of Transmittal/Election Form guaranteed by an Eligible Institution. See Instruction A.1.


    THIS LETTER OF TRANSMITTAL/ELECTION FORM IS TO BE COMPLETED ONLY BY HOLDERS OF POLYGRAM U.S. REGISTERED SHARES. HOLDERS OF POLYGRAM CF-SHARES, POLYGRAM K-SHARES OR POLYGRAM DUTCH REGISTERED SHARES (AS SUCH TERMS ARE DEFINED IN THE OFFERING CIRCULAR/ PROSPECTUS) WISHING TO TENDER SUCH SHARES IN THE OFFER SHOULD COMPLETE THE APPLICATION FORM/DEED OF TRANSFER ACCOMPANYING THE OFFERING CIRCULAR/PROSPECTUS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to The Seagram Company Ltd., a corporation organized under the laws of Canada ("Seagram"), or its permitted assigns, the PolyGram U.S. Registered Shares described below in Box A, and directs that each such PolyGram U.S. Registered Share be exchanged for either (i) 1.3772 common shares without nominal or par value ("Seagram Shares") of Seagram (the "Share Consideration") or (ii) NLG 115, net to the seller in cash without interest thereon (the "Cash Consideration" and, together with the Share Consideration, the "Offer Consideration"), in accordance with the election (the "Election"), if any, made by the undersigned below in Box B, and upon the terms and subject to the conditions set forth in the Offering Circular/Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal/ Election Form (which, together with related Application Form/Deed of Transfer, as any of the foregoing may be amended or supplemented from time to time, constitute the "Offer").



     The undersigned understands that (i) any Election made on this Letter of Transmittal/Election Form is subject to the terms and conditions set forth in the Offering Circular/Prospectus, (ii) Share Consideration shall be paid in respect of 34,783,758 PolyGram Shares and Cash Consideration shall be paid in respect of all other tendered PolyGram Shares, as described under "The
Offer -- Limited Availability of Share Consideration" in the Offering Circular/Prospectus, (iii) fractional Seagram Shares will not be issued in the Offer, and that cash will be paid in lieu of any such fractional Seagram Shares as described under "The Offer -- Offer Consideration" in the Offering Circular/Prospectus (see Instruction B.1), (iv) the undersigned will receive Cash Consideration for any PolyGram Shares with respect to which the undersigned fails to make a valid Election as described under "The Offer -- Election Procedures" in the Offering Circular/Prospectus (see Instructions B.1 through B.4) and (v) the undersigned will receive all cash payments pursuant to the Offer in U.S. Dollars unless the undersigned elects to receive all such payments in Dutch Guilders (see Instruction A.8). The undersigned further understands that Seagram, may, at any time, transfer or assign to one or more subsidiaries of Seagram (organized or incorporated under the laws of Canada, the United States, the Netherlands or any other jurisdiction, provided that such other jurisdiction would not impose a withholding tax on the payment of the Offer Consideration) the right to purchase all or any portion of the PolyGram Shares tendered in the Offer.



     Subject to, and effective upon, acceptance pursuant to the Offer of the PolyGram Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to the order of Seagram, or its permitted assigns, all right, title and interest in and to all of the PolyGram Shares that are being tendered hereby and any and all dividends or distributions (including additional PolyGram Shares) declared, paid or issued with respect to the tendered PolyGram Shares on or after June 21, 1998 (except for a dividend payable to all PolyGram shareholders in an amount per share equal to NLG 0.50 in respect of the period from January 1, 1998 until June 30, 1998, inclusive) and payable or distributable to the undersigned on a date prior to the transfer to the name of Seagram or a nominee or transferee of Seagram on the stock transfer records of PolyGram of the PolyGram Shares tendered herewith (collectively, a "Distribution"), and appoints the U.S. Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such PolyGram Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered PolyGram Shares) to (a) deliver the tendered PolyGram Certificates (and any Distribution) or transfer ownership of such PolyGram Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the U.S. Exchange Agent for the account of Seagram, (b) present such PolyGram Shares (and any Distribution) for transfer on the books of PolyGram and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such PolyGram Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer. The undersigned authorizes and instructs you, as U.S. Exchange Agent, to deliver the PolyGram Certificates listed below and to receive on behalf of the undersigned, in exchange for the PolyGram Shares represented thereby, any check for the cash or any certificate for the Seagram Shares issuable pursuant to the Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the PolyGram Shares (and any Distribution) tendered hereby and (b) when such PolyGram Shares are accepted by Seagram pursuant to the Offer, Seagram will acquire good, marketable and unencumbered title to such PolyGram Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the U.S. Exchange Agent or Seagram to be necessary or desirable to complete the sale, assignment and transfer of the PolyGram Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the U.S. Exchange Agent for the account of Seagram any and all Distributions in respect of the PolyGram Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and subject to applicable law, Seagram will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire Offer Consideration or deduct from the Offer Consideration the amount or value thereof, as may be appropriate and equitable under the circumstances.


     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of PolyGram Shares will be determined by Seagram, in its sole discretion, which determination shall be final and binding on all parties. Seagram reserves the absolute right to reject any and all tenders determined by it to be not in proper form or the acceptance of which may, in the opinion of its counsel, be unlawful. All questions as to the validity of any Election or change of Election will be determined by Seagram, in its sole discretion, which determination shall be final and binding on all parties. Except as otherwise described in the Offering Circular Prospectus or in the Offer Agreement (as defined in the Offering Circular/Prospectus), Seagram reserves the absolute right to waive any defect or irregularity in any tender of PolyGram Shares, any Election or any change of Election of any particular PolyGram shareholder whether or not similar defects or irregularities are waived in the case of other PolyGram shareholders. See "The Offer -- Procedure for Tendering PolyGram Shares -- Determination of Validity" and "The
Offer -- Election Procedures" in the Offering Circular/Prospectus.


     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


     Tenders of PolyGram Shares made pursuant to the Offer are irrevocable, except that tenders of PolyGram Shares pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted by Seagram pursuant to the Offer, may also be withdrawn at any time after
            , 1998 (or such later date as may apply in case the Offer is extended), in each case to the fullest extent permitted by applicable U.S. and Dutch law.



     The undersigned understands that tenders of PolyGram Shares pursuant to any of the procedures described under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered Shares" in the Offering Circular/Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Seagram upon the terms and subject to the conditions set forth in the Offer.


     Unless otherwise indicated herein under "Box C: Special Payment Instructions," please (i) issue any check for any Cash Consideration or cash in lieu of fractional Seagram Shares, (ii) issue any Share Consideration exchanged for PolyGram Shares tendered pursuant hereto and/or (iii) issue or return any PolyGram Certificate(s) not tendered or not accepted pursuant to the Offer in the name(s) of the registered holder(s) appearing under "Box A: Description of PolyGram U.S. Registered Shares Tendered." Similarly, unless otherwise indicated herein under "Box D: Special Delivery Instructions," please mail (i) any check for any Cash Consideration or cash in lieu of fractional Seagram Shares, (ii) any Share Consideration exchanged for PolyGram U.S. Registered Shares tendered pursuant hereto and/or (iii) any PolyGram Certificate(s) not tendered or not accepted pursuant to the Offer (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Box
A: Description of PolyGram U.S. Registered Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please (i) issue any check for any Cash Consideration or cash in lieu of fractional Seagram Shares, (ii) issue any Share Consideration exchanged for PolyGram U.S. Registered Shares tendered pursuant hereto and/or (iii) issue or return any PolyGram Certificate(s) not tendered or accepted pursuant to the Offer in the name of, and deliver such check, Share Consideration and/or PolyGram Certificate(s) to, the person or persons so indicated. Unless otherwise indicated herein under "Box C: Special Payment Instructions," please credit any PolyGram Shares tendered herewith by book-entry transfer that are not accepted pursuant to the Offer by crediting the account at the Book-Entry Transfer Facility designated in Box A. The undersigned recognizes that Seagram has no obligation, pursuant to the Special Payment Instructions, to transfer any PolyGram Shares from the name(s) of the registered holder(s) thereof if Seagram does not accept pursuant to the Offer any of the PolyGram Shares so tendered.

 COMPLETE AND SURRENDER THIS LETTER OF TRANSMITTAL/ELECTION FORM TOGETHER WITH THE POLYGRAM CERTIFICATES REPRESENTING THE POLYGRAM U.S. REGISTERED SHARES TO BE
               TENDERED IN THE OFFER. SEE ATTACHED INSTRUCTIONS.

------------------------------------------------------------------------------------------------------------------------
                                            BOX A: CERTIFICATES SURRENDERED
                                DESCRIPTION OF POLYGRAM U.S. REGISTERED SHARES TENDERED
 Please describe in Box A all the PolyGram U.S. Registered Shares that you are tendering regardless of which Election you make. If there is not enough space below to list all of your PolyGram U.S. Registered Shares, please attach a separate sheet. Use Box B to specify how many shares, if any, are covered by each Election. A separate Letter of
 Transmittal/Election Form must be submitted for shares registered in different names (see Instruction A.5).
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 POLYGRAM U.S. REGISTERED SHARES ENCLOSED
      (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON             (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
                      CERTIFICATE(S))
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES           NUMBER OF
                                                                 CERTIFICATE       REPRESENTED BY          SHARES
                                                                   NO.(S)*         CERTIFICATE(S)*       TENDERED**
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                TOTAL NUMBER
                                                                  OF SHARES
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, all PolyGram U.S. Registered Shares represented by PolyGram Certificates delivered to the U.S. Exchange Agent will be deemed to have been tendered. See Instruction A.4.
------------------------------------------------------------------------------------------------------------------------


[ ] CHECK HERE IF POLYGRAM U.S. REGISTERED SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER POLYGRAM U.S. REGISTERED SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number at DTC


    ----------------------------------------------------------------------------


    Transaction Code Number


    ----------------------------------------------------------------------------


[ ] CHECK HERE IF POLYGRAM U.S. REGISTERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
    ----------------------------------------------------------------------------
    Window Ticket Number (if any):
    ----------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------------
    Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------------------
    If delivered by Book-Entry Transfer, please provide the following information:

    Account Number at DTC


    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

                        BOX B: ELECTION OF CONSIDERATION


Each holder of tendered PolyGram Shares has the right to specify (i) the number of tendered PolyGram U.S. Registered Shares that such holder desires to have exchanged for Share Consideration in the Offer (a "Share Election") and (ii) the number of tendered PolyGram U.S. Registered Shares that such holder desires to have exchanged for Cash Consideration in the Offer (a "Cash Election"), subject to the provisions relating to fractional Seagram Shares described under "The Offer -- Offer Consideration" in the Offering Circular/Prospectus and the limitations described under "The Offer -- Limited Availability of Share Consideration" in the Offering Circular/ Prospectus.



Each tendered PolyGram U.S. Registered Share for which a valid Share Election has been received will be exchanged for Share Consideration in the Offer, subject to the limitations referred to above. Each tendered PolyGram U.S. Registered Share for which a valid Cash Election has been received and each tendered PolyGram Share as to which a valid Election is not in effect on the Expiration Date (a "Non-Electing Share") will be exchanged for Cash Consideration in the Offer. ACCORDINGLY, IF YOU FAIL TO MAKE AN ELECTION BELOW FOR ANY OF THE POLYGRAM U.S. REGISTERED SHARES TENDERED HEREBY, YOU WILL RECEIVE CASH CONSIDERATION IN EXCHANGE FOR ALL SUCH POLYGRAM U.S. REGISTERED SHARES THAT ARE ACCEPTED PURSUANT TO THE OFFER. If Seagram determines that any Election is not properly made with respect to any tendered PolyGram U.S. Registered Shares, such Election shall be deemed to be not in effect, and the tendered PolyGram U.S. Registered Shares covered by such Election shall, for purposes of the Offer, be deemed to be Non-Electing Shares.



SEE THE SECTION OF THE OFFERING CIRCULAR/PROSPECTUS ENTITLED "THE
OFFER -- ELECTION PROCEDURES" AND INSTRUCTIONS B.1 THROUGH B.4 BELOW FOR A COMPLETE DESCRIPTION OF THE ELECTION PROCEDURES.



CHECK ONLY ONE OF THE BOXES BELOW. You may make a Cash Election or a Share Election as to each PolyGram U.S. Registered Share that you hold. If you wish to make a Cash Election as to certain shares and a Share Election as to other shares, check the "Cash and Share Elections" box below and indicate in the space provided below the number of tendered PolyGram U.S. Registered Shares for which a Cash Election or a Share Election is being made.



     [ ] A CASH ELECTION (NLG 115 per PolyGram U.S. Registered Share net to the seller in cash without interest thereon) is made as to all PolyGram U.S. Registered Shares tendered pursuant to this Letter of Transmittal/Election Form (all cash).



     [ ] A SHARE ELECTION (1.3772 Seagram Shares per PolyGram U.S. Registered Share) is made as to all PolyGram U.S. Registered Shares tendered pursuant to this Letter of Transmittal/Election Form (all Seagram Shares, subject to proration).



     [ ] CASH AND SHARE ELECTIONS are made as to the PolyGram U.S. Registered Shares tendered pursuant to this Letter of Transmittal/Election Form, in the following proportions (the total number of shares listed below must equal the total number of shares being tendered hereby):




          Number of Shares as to which                     Number of Shares as to which
            a Cash Election is Made              a Share Election is Made (subject to proration)
    ---------------------------------------          ---------------------------------------



     Unless you indicate otherwise in Box E, cash payments pursuant to the Offer will be made in U.S. Dollars. Except as otherwise requested in Box C or Box D below, the Cash Consideration and/or Share Consideration to which you are entitled will be made payable to the order of and registered in the name of, respectively, and be delivered to the registered holder(s) set forth in Box A above at the address set forth in Box A above.



     THE TAX CONSEQUENCES TO A HOLDER OF POLYGRAM U.S. REGISTERED SHARES WILL VARY DEPENDING UPON, AMONG OTHER THINGS, WHICH ELECTION IS MADE. FOR INFORMATION AS TO THE TAX CONSEQUENCES OF AN ELECTION, SEE THE SECTION OF THE OFFERING CIRCULAR/PROSPECTUS ENTITLED "CERTAIN MATERIAL TAX CONSEQUENCES." YOU ARE URGED TO CONSULT WITH YOUR TAX ADVISOR.

                      BOX C: SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS A.1, A.5, A.6 AND A.7)

To be completed ONLY if (i) any check for any Cash Consideration or cash in lieu of fractional Seagram Shares, (ii) any Share Consideration exchanged for PolyGram U.S. Registered Shares tendered pursuant to the Offer and/or (iii) any certificates for PolyGram U.S. Registered Shares not tendered or not accepted pursuant to the Offer are to be issued in the name of someone other than the undersigned or if PolyGram U.S. Registered Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.


Issue check and/or certificates to:


Name:
-----------------------------------------------
                                     (PLEASE PRINT)

Address:
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------
                        (TAX ID. OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

[ ] Credit PolyGram U.S. Registered Shares tendered by book-entry transfer that are not accepted pursuant to the Offer to:

-------------------------------------------------------
                               (DTC ACCOUNT NO.)
                      BOX D: SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTIONS A.1, A.5, A.6 AND A.7)

To be completed ONLY if (i) any check for any Cash Consideration or cash in lieu of fractional Seagram Shares, (ii) any Share Consideration exchanged for PolyGram U.S. Registered Shares tendered pursuant to the Offer and/or (iii) any certificates for PolyGram U.S. Registered Shares not tendered or not accepted pursuant to the Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.


Deliver check and/or certificates to:


Name:
-----------------------------------------------
                                     (PLEASE PRINT)

Address:
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------
                        (TAX ID. OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                      BOX E: SPECIAL CURRENCY INSTRUCTIONS

                             (SEE INSTRUCTION A.8)


[ ] PAYMENT IN DUTCH GUILDERS. Check this box if you wish to receive cash payments pursuant to the Offer in Dutch Guilders instead of U.S. Dollars. MAKE NO MARK IN THIS BOX IF YOU WISH TO RECEIVE PAYMENTS IN RESPECT OF CASH CONSIDERATION AND CASH IN LIEU OF FRACTIONAL SEAGRAM SHARES IN U.S. DOLLARS. Book-Entry Shareholders who wish to receive payment of any Cash Consideration and cash in lieu of fractional Seagram Shares in Dutch Guilders instead of U.S. Dollars must also (i) provide the U.S. Exchange Agent with (A) wire instructions for an account in the Netherlands to which such payment may be made or (B) an address to which a check for such payment may be mailed and (ii) submit herewith a copy of the Agent's Message used to tender such Book-Entry Shareholder's PolyGram U.S. Registered Shares. In the event that any such wire instructions are invalid or incomplete, such payment will be made in U.S. Dollars by check. Holders of PolyGram U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in Dutch Guilders and who do not tender such shares by book-entry transfer must have their signature on this Letter of Transmittal/Election Form guaranteed by an Eligible Institution. See Instruction A.1.


    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

                    (BOOK-ENTRY SHAREHOLDERS WHO WISH TO HAVE
     PAYMENT OF ANY CASH CONSIDERATION AND CASH IN LIEU OF
    FRACTIONAL SEAGRAM SHARES MADE IN DUTCH GUILDERS INSTEAD


                       OF U.S. DOLLARS SHOULD PROVIDE WIRE

                INSTRUCTIONS OR AN ADDRESS HERE)

                 ALL HOLDERS OF POLYGRAM U.S. REGISTERED SHARES


                                PLEASE SIGN HERE


    (ALSO COMPLETE AND SIGN SUBSTITUTE FORM W-9 ON THE REVERSE SIDE HEREOF)


--------------------------------------------------------------------------------


                 SEE INSTRUCTION A.5 ON THE REVERSE SIDE HEREOF


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SIGNATURE(S) OF REGISTERED HOLDER(S) OR OF ASSIGN(S) OF SUCH REGISTERED HOLDER(S) (SEE GUARANTEE REQUIREMENT BELOW)

Area Code and Telephone Number: (   ) ________ - _____________

Tax Identification or Social Security Number:
---------------------------

Date:
------------------------------


Must be signed by registered holder(s) exactly as name(s) appear(s) on the PolyGram Certificate(s) surrendered herewith or on a security position listing or by person(s) authorized to become registered holder(s) of certificate(s) representing the PolyGram U.S. Registered Shares and documents transmitted herewith. If the signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information, and see Instruction A.2 on the reverse side hereof:


Name(s)
--------------------------------------------------------------------------------
                                (Print Name(s))
Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE

TO BE COMPLETED ONLY IF REQUIRED BY INSTRUCTION A.1, A.5 OR A.13 ON THE REVERSE
                                  SIDE HEREOF


--------------------------------------------------------------------------------
                        (Name of Firm Issuing Guarantee)

--------------------------------------------------------------------------------
                       (Authorized Signature of Officer)

--------------------------------------------------------------------------------
                   (Title of Officer Signing This Guarantee)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

A. GENERAL INSTRUCTIONS.


     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal/Election Form (i) if this Letter of Transmittal/Election Form is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of PolyGram U.S. Registered Shares) of PolyGram U.S. Registered Shares tendered herewith, unless
(A) such holder(s) has completed either "Box C: Special Payment Instructions" or "Box D: Special Delivery Instructions" above or (B) such holder requests receipt of cash payments pursuant to the Offer in Dutch Guilders instead of U.S. Dollars and such holder does not tender such holder's shares by book-entry transfer, or
(ii) if such PolyGram U.S. Registered Shares are tendered for the account of a firm which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal/Election Form must be guaranteed by an Eligible Institution. See Instruction A.5 of this Letter of Transmittal/Election Form.



     2. REQUIREMENTS OF TENDER. This Letter of Transmittal/Election Form is to be completed by shareholders either (i) if PolyGram Certificates are to be forwarded herewith or (ii) unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered Shares -- Book-Entry Transfer" in the Offering Circular/Prospectus. PolyGram Certificates evidencing tendered PolyGram U.S. Registered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of PolyGram U.S. Registered Shares into the U.S. Exchange Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal/Election Form, properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal/Election Form, must be received by the U.S. Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose PolyGram Certificates are not immediately available or who cannot deliver their PolyGram Certificates and all other required documents to the U.S. Exchange Agent on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis must tender their PolyGram U.S. Registered Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered Shares -- Guaranteed Delivery" in the Offering Circular/Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Seagram, must be received by the U.S. Exchange Agent on or prior to the Expiration Date; and (iii) the PolyGram Certificates (or a Book-Entry Confirmation) representing all tendered PolyGram U.S. Registered Shares, in proper form for transfer, in each case together with the Letter of Transmittal/ Election Form, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal/Election Form, must be received by the U.S. Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as set forth under "The Offer -- Procedure for Tendering PolyGram Shares -- For Holders of PolyGram U.S. Registered Shares -- Guaranteed Delivery" in the Offering Circular/Prospectus.



     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL/ELECTION FORM, POLYGRAM CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. EXCHANGE AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.


     No alternative, conditional or contingent tenders will be accepted and no fractional PolyGram U.S. Registered Shares will be exchanged. All tendering shareholders, by execution of this Letter of Transmittal/Election Form, waive any right to receive any notice of the acceptance of their PolyGram U.S. Registered Shares pursuant to the Offer.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of PolyGram U.S. Registered Shares and any other required information should be listed on a separate signed schedule attached hereto.


     4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders) If fewer than all the PolyGram U.S. Registered Shares evidenced by any PolyGram Certificate submitted are to be tendered, fill in the number of PolyGram U.S. Registered Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new PolyGram Certificates for the PolyGram U.S. Registered Shares that were evidenced by your old PolyGram Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box marked as "Box C: Special Payment Instructions" and/or "Box D:
Special Delivery Instructions" on this Letter of Transmittal/Election Form, as soon as practicable after the Expiration Date. All PolyGram U.S. Registered Shares represented by PolyGram Certificates delivered to the U.S. Exchange Agent will be deemed to have been tendered unless otherwise indicated.


     5. SIGNATURES ON LETTER OF TRANSMITTAL/ELECTION FORM, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal/Election Form is signed by the registered holder(s) of the PolyGram U.S. Registered Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the PolyGram U.S. Registered Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal/Election Form.

     If any of the tendered PolyGram U.S. Registered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal/Election Forms as there are different registrations of certificates.

     If this Letter of Transmittal/Election Form or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Seagram of their authority so to act must be submitted.

     If this Letter of Transmittal/Election Form is signed by the registered holder(s) of the PolyGram U.S. Registered Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for PolyGram U.S. Registered Shares not tendered or not accepted pursuant to the Offer are to be issued or returned in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal/Election Form is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.


     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction A.6, Seagram will pay any stock transfer taxes with respect to the transfer and sale of PolyGram U.S. Registered Shares to it or its permitted assigns or its or their order pursuant to the Offer. If, however, payment of any Share Consideration, Cash Consideration or cash in lieu of fractional shares is to be made to, or if certificate(s) for PolyGram U.S. Registered Shares not tendered or accepted pursuant to the Offer are to be registered in the name of, any person other than the registered holder(s) of the tendered PolyGram U.S. Registered Shares, or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal/Election Form, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.


     Except as otherwise provided in this Instruction A.6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal/Election Form.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If (i) a check is to be issued in the name of, (ii) Share Consideration exchanged for PolyGram U.S. Registered Shares tendered pursuant hereto are to be issued to, and/or (iii) certificates for PolyGram U.S. Registered Shares not tendered or not accepted pursuant to the Offer are to be issued or returned to, a person other than the signer of this Letter of Transmittal/Election Form or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal/Election Form or to an address other than that shown in this Letter of Transmittal/Election Form, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that PolyGram U.S. Registered Shares not accepted pursuant to the Offer be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions." If no such instructions are given, such PolyGram U.S. Registered Shares not accepted pursuant to the Offer will be returned by crediting the account at the Book-Entry Transfer Facility designated above.


     8. SPECIAL CURRENCY INSTRUCTIONS. Although the Cash Consideration is stated in Dutch Guilders, the U.S. Exchange Agent will make payments in respect of Cash Consideration and cash in lieu of fractional Seagram Shares for PolyGram U.S. Registered Shares tendered and accepted pursuant to the Offer in U.S. Dollars based on the U.S. Dollar/ Dutch Guilder exchange rate prevailing on the date on which funds are made available to the U.S. Exchange Agent, unless holders of PolyGram U.S. Registered Shares check the box marked "Payment in Dutch Guilders" in "Box E: Special Currency Instructions." If you check the box marked "Payment in Guilders," payment of any Cash Consideration and cash in lieu of fractional Seagram Shares will be made in Dutch Guilders. If no mark is made in Box E, any such payment will be made in U.S. Dollars. DO NOT MARK BOX E IF YOU WISH TO RECEIVE PAYMENTS IN U.S. DOLLARS. If you are a Book-Entry Shareholder and you wish to receive payment of any Cash Consideration and cash in lieu of fractional Seagram Shares in Dutch Guilders instead of U.S. Dollars, you must also (i) in "Box E: Special Currency Instructions," provide the U.S. Exchange Agent with (A) wire instructions for an account in the Netherlands to which such payment in Dutch Guilders may be made or (B) an address to which a check for such payment may be mailed and (ii) submit herewith a copy of the Agent's Message used to tender your PolyGram U.S. Registered Shares. In the event that any such wire instructions are invalid or incomplete, such payment will be made in U.S. Dollars by check. Holders of PolyGram U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in Dutch Guilders and who do not tender such shares by book-entry transfer must have their signature on this Letter of Transmittal/Election Form guaranteed by an Eligible Institution. See Instruction A.1.



     For holders who tender PolyGram U.S. Registered Shares pursuant to the Offer and do not elect to receive cash payments in Dutch Guilders, all Cash Consideration and cash in lieu of fractional Seagram Shares payable to such holders will be converted, without charge, from Dutch Guilders to U.S. Dollars at the exchange rate obtainable by the U.S. Exchange Agent on the spot market on the date the Cash Consideration and cash in lieu of fractional Seagram Shares is made available by Seagram to the U.S. Exchange Agent for delivery in respect of the applicable PolyGram U.S. Registered Shares.



     The actual amount of U.S. Dollars received will depend upon the U.S. Dollar/Dutch Guilder exchange rate prevailing on the date on which funds are made available to the U.S. Exchange Agent by Seagram. Holders of PolyGram U.S. Registered Shares should be aware that the exchange rate which is prevailing on the date on which the undersigned executes this Letter of Transmittal/Election Form and on the date of dispatch of payment may be different from that prevailing on the date on which funds are made available to the U.S. Exchange Agent by Seagram. See "Exchange Rates" in the Offering Circular/Prospectus for historical information regarding the U.S. Dollar/Dutch Guilder exchange rates. In all cases, fluctuations in the U.S. Dollar/Dutch Guilder exchange rate are at the risk of tendering holders of PolyGram U.S. Registered Shares who do not elect to receive their cash payments in Dutch Guilders. Such currency exchange will be effected by the U.S. Exchange Agent on behalf of the requesting holder of PolyGram U.S. Registered Shares and Seagram shall have no responsibility or obligation with respect thereto.


     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Seagram from time to time in accordance with, and subject to the limitations described in, the Offering Circular/Prospectus. See "The Offer -- Certain Conditions of the Offer" in the Offering Circular/Prospectus.


     10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a shareholder whose tendered PolyGram U.S. Registered Shares are accepted pursuant to the Offer is required to provide the U.S. Exchange Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. Failure to complete the Substitute Form W-9 will not by itself cause PolyGram U.S. Registered Shares to be deemed invalidly tendered. If, however, the U.S. Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to PolyGram U.S. Registered Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the U.S. Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.


     If backup withholding applies, the U.S. Exchange Agent is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the appropriate information is furnished to the Internal Revenue Service.



     If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future and so indicates on the Substitute Form W-9, the U.S. Exchange Agent will retain 31% of all payments made prior to the time a properly certified TIN is provided to the U.S. Exchange Agent. If the shareholder properly certifies its TIN to the U.S. Exchange Agent within 60 days of the date of the Substitute Form W-9, the U.S. Exchange Agent will remit such amount retained to the shareholder and no further amounts will be retained or withheld from any payment made to the shareholder thereafter. If, however, the shareholder has not properly certified its TIN to the U.S. Exchange Agent within such 60-day period, the U.S. Exchange Agent will remit such previously retained amount to the Internal Revenue Service as backup withholding.



     The shareholder is required to give the U.S. Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the PolyGram U.S. Registered Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the PolyGram U.S. Registered Shares unless payment is to be made to a beneficial owner other than the registered holder pursuant to Special Payment Instructions or Special Delivery Instructions. In such a case, backup withholding will apply unless such beneficial owner, rather than the registered holder, completes the Substitute Form W-9. If the PolyGram U.S. Registered Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offering Circular/Prospectus, this Letter of Transmittal/Election Form and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any PolyGram Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Exchange Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the PolyGram Certificate(s). This Letter of Transmittal/Election Form and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     13. CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name which in either case does not involve a change of ownership, proceed as follows: (i) for a change of name, by marriage, etc., the surrendered PolyGram Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution; and
(ii) for a correction in name, the surrendered PolyGram Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed by an Eligible Institution. See Instruction A.1.

B. INSTRUCTIONS FOR MAKING ELECTIONS.

     NEITHER SEAGRAM NOR POLYGRAM MAKES ANY RECOMMENDATION AS TO WHETHER POLYGRAM SHAREHOLDERS SHOULD ELECT TO RECEIVE CASH CONSIDERATION OR SHARE CONSIDERATION PURSUANT TO THE OFFER.

     1. THE ELECTION; LIMITED AVAILABILITY OF SHARE CONSIDERATION. You may use Box B of this Letter of Transmittal/ Election Form to make an Election as to the form of consideration to be received by you in exchange for your PolyGram U.S. Registered Shares. At your direction, subject to the terms and conditions set forth in this Letter of Transmittal/ Election Form and in the Offering Circular/Prospectus, each PolyGram U.S. Registered Share will be converted into either: (i) 1.3772 Seagram Shares, pursuant to a Share Election or (ii) NLG 115, net to the seller in cash, pursuant to a Cash Election; provided that Share Consideration shall be paid in respect of 34,783,758 PolyGram Shares and Cash Consideration shall be paid in respect of all other tendered PolyGram Shares.

     Seagram will not issue any fractional Seagram Shares in the Offer. In lieu of any fractional Seagram Shares, each tendering PolyGram shareholder who would otherwise be entitled to receive a fractional Seagram Share will receive an amount in cash (without interest) determined by multiplying the fractional interest in a Seagram Share to which such shareholder would otherwise be entitled by NLG 83.50.

     The election procedures and the limited availability of Share Consideration are described in the Offering Circular/ Prospectus under "The Offer -- Election Procedures" and "The Offer -- Limited Availability of Share Consideration" and all Elections are subject to compliance with such procedures.


     AS A RESULT OF THE LIMITED AVAILABILITY OF SEAGRAM SHARES IN THE OFFER, HOLDERS OF POLYGRAM U.S. REGISTERED SHARES WHO ELECT TO RECEIVE SHARE CONSIDERATION MAY EXPERIENCE A RANGE OF ACTUAL OUTCOMES BASED UPON THE ELECTIONS OF OTHER POLYGRAM SHAREHOLDERS. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF SEAGRAM SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO THE PRORATION PROCEDURES.



     POLYGRAM SHAREHOLDERS ARE URGED TO OBTAIN CURRENT QUOTATIONS FOR THE SEAGRAM SHARES AND THE POLYGRAM SHARES.


     If you have previously submitted a Notice of Guaranteed Delivery for the PolyGram U.S. Registered Shares which are the subject of this Letter of Transmittal/Election Form and the Offer has expired, then the election made in such Notice of Guaranteed Delivery may not be changed by this Letter of Transmittal/Election Form.

     The section of the Offering Circular/Prospectus entitled "Certain Material Tax Consequences" contains a description of certain consequences related to receiving Cash Consideration and Share Consideration pursuant to the Offer. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF POLYGRAM U.S. REGISTERED SHARES SHOULD CAREFULLY READ THE OFFERING CIRCULAR/PROSPECTUS IN ITS ENTIRETY, INCLUDING THE DESCRIPTION OF "CERTAIN MATERIAL TAX CONSEQUENCES" CONTAINED THEREIN, AND DISCUSS THE CONTENTS OF THE OFFERING CIRCULAR/PROSPECTUS AND THIS LETTER OF TRANSMITTAL/ELECTION FORM WITH SUCH HOLDER'S TAX ADVISOR.

     2. FAILURE TO MAKE AN EFFECTIVE ELECTION. If you fail to make an effective Election or if your Election is determined by Seagram to be not properly made with respect to any tendered PolyGram U.S. Registered Shares, such election shall be deemed to be not in effect, and the tendered PolyGram U.S. Registered Shares covered by such Election shall be deemed to be Non-Electing Shares. Cash Consideration will be paid for all Non-Electing Shares. All questions as to the validity of any Election or change of Election will be determined by Seagram, in its sole discretion, which determination shall be final and binding on all parties. Except as otherwise described in the Offering Circular/Prospectus, Seagram reserves the absolute right to waive any defect or irregularity in any Election or change of Election by any PolyGram shareholder whether or not similar defects or irregularities are waived in the case of other PolyGram shareholders. None of Seagram, the Dealer Manager, the U.S. Exchange Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in Elections or changes of Election or incur any liability for failure to give such notification.

     3. POLYGRAM U.S. REGISTERED SHARES AS TO WHICH AN ELECTION IS MADE. You may make a Cash Election or a Share Election with respect to all or any portion of your PolyGram U.S. Registered Shares by checking the appropriate box and, in the case of multiple elections, listing the number of shares for which you wish to make a specific Election, on the Election of Consideration form (Box B) contained herein.

     4. CHANGE OF ELECTION. Any holder of tendered PolyGram U.S. Registered Shares may change its Election only by written notice, signed and dated by such shareholder, received by the U.S. Exchange Agent at one of the addresses set forth herein at any time on or prior to the Expiration Date. Such notice must specify (i) the name of the person who tendered the PolyGram U.S. Registered Shares which are subject to such notice, (ii) the certificate number shown on the certificate(s) representing such tendered PolyGram U.S. Registered Shares and (iii) the name of the registered holder, if different from that of the person who tendered such PolyGram U.S. Registered Shares.



     IMPORTANT: THIS LETTER OF TRANSMITTAL/ELECTION FORM, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS (SEE INSTRUCTION A.10)
---------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                                Name:

 FORM W-9                                  Address:
 DEPARTMENT OF THE TREASURY                Check appropriate box:
 INTERNAL REVENUE SERVICE


 REQUEST FOR TAXPAYER IDENTIFICATION       Individual   [ ]                            Corporation      [ ]


 NUMBER (TIN) AND CERTIFICATION            Partnership [ ]                             Other (specify) [ ]
---------------------------------------------------------------------------------------------------------------------------------
 PART I. Please provide your taxpayer identification number in the                     SSN: __ __ __ - __ __ - __ __ __ __
           space at right. If awaiting TIN, write "Applied For."                       or
                                                                                       EIN: __ __ -  __ __ __ __ __ __ __
---------------------------------------------------------------------------------------------------------------------------------
 PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification
          Number on Substitute Form W-9."
---------------------------------------------------------------------------------------------------------------------------------
 PART III. CERTIFICATION
 Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
     me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
     IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the
 IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 Signature: _______________________________                                                     Date:  ________________ , 199  .
---------------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005

                 Banks and Brokers Call Collect (212) 269-5550
                    ALL OTHERS CALL TOLL FREE (800) 714-3311

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER
                                 1585 Broadway
                            New York, New York 10036
                           (800) 761-8950, Ext. 17938